EMPLOYEE SEVERANCE BENEFITS	12 Months Ended
Dec. 31, 2025
Retirement Benefits [Abstract]
EMPLOYEE SEVERANCE BENEFITS
NOTE 9:-	EMPLOYEE SEVERANCE BENEFITS

Under Israeli law and labor agreements, the Company is required to make severance and pension payments to retired, dismissed or resigned employees.

a.
The Company has an approval from the Israeli Ministry of Labor and Social Welfare, pursuant to the terms of Section 14 of the Israeli Severance Pay Law, 1963, according to which the Company's current deposits in the pension fund and/or with the insurance company exempt it from any additional severance obligations to the employees for whom such depository payments were made.

b.
The Company's employees participate in a pension plan or individual insurance policies that are purchased by them. The Company's liability for severance obligations for the employees employed for one year or more is discharged by making regular deposits with a pension fund or the insurance policies. Under Israeli law, there is no liability for severance pay in respect of employees who have not completed one year of employment. The amount deposited with the pension fund or the insurance policies is based on salary components as prescribed in the employment agreement. The custody and management of the amounts deposited are independent of the Company and accordingly, such amounts funded and related liabilities are not reflected in the balance sheet. For non-management employees, the Company deposits 72% of its liability for severance obligations with a pension fund for such employees, and upon end of employment with the Company, it makes a one-time deposit with the pension fund for the remaining balance. The Company deposited to the individual pension fund according to Section 14 of the Israeli Severance Pay Law $965 and $793 in 2025 and 2024, respectively.